   As filed with the Securities and Exchange Commission on February 16, 1999.


                                                      Registration No. 333-72237


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                           AMERUS LIFE HOLDINGS, INC.
               (Exact name of Company as specified in its charter)




           IOWA                                                42-1459712
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

       699 WALNUT STREET
       DES MOINES, IOWA                                        50309-3948
(Address of Principal Executive Offices)                       (Zip Code)

            AMERUS LIFE HOLDINGS, INC. EXECUTIVE STOCK PURCHASE PLAN
                            (Full title of the plan)

                             JAMES A. SMALLENBERGER
                       SENIOR VICE PRESIDENT AND SECRETARY
                           AMERUS LIFE HOLDINGS, INC.
                                699 WALNUT STREET
                           DES MOINES, IOWA 50309-3948
                                 (515) 362-3688
(Name, address and telephone number, including area code, of agent for service)

THIS POST-EFFECTIVE AMENDMENT NO. 1 (THE "AMENDMENT") TO THE AMERUS LIFE HOLDINGS, INC. (THE "COMPANY") REGISTRATION STATEMENT NO. 333-72237 IS BEING FILED PURSUANT TO RULE 462(D) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR THE SOLE PURPOSE OF FILING EXHIBITS AND, ACCORDINGLY, SHALL BECOME EFFECTIVE IMMEDIATELY UPON FILING WITH THE SECURITIES AND EXCHANGE COMMISSION.

         ITEM 8.  EXHIBITS.

         The following exhibits are filed herewith or incorporated by reference as part of this Registration Statement:



           EXHIBIT NO.               DESCRIPTION

               4.1 Amended and Restated Articles of Incorporation (incorporated by referenced from Exhibit 3.5 to the Company's Registration Statement on Form S-1 (No. 333-12239)).



               4.2          Bylaws  (incorporated  by reference
                            from Exhibit 3.2 to the Company's Registration Statement on Form S-1 No. 333-12239)).


               4.3 Subordinated Indenture by and between the Company and First Union National Bank, as Indenture Trustee (incorporated by reference to Exhibit 4.15 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998).


               4.4 Certificate of Trust of AmerUs Capital II (incorporated by reference to Exhibit 4.4 of the Company's Registration Statement on Form S-3 (No. 333-50249)).


               4.5 Amended and Restated Declaration of Trust of AmerUs Capital Trust II (incorporated herein by reference to Exhibit 4.5 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998).


               4.6 Common Trust Securities Guarantee Agreement by the Company (incorporated by reference to Exhibit 4.17 of the Company's Quarterly Report on Form 10-Q for the

            EXHIBIT NO.         DESCRIPTION

                            quarter ended June 30, 1998).

               4.7 QUIPS Guarantee Agreement by the Company (incorporated herein by reference to Exhibit
                            4.8 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998).


               4.8 Master Unit Agreement between the Company and First Union National Bank (incorporated herein by reference to Exhibit 4.9 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30,
                            1998).


               4.9 Call Option Agreement between Goldman, Sachs & Co. and First Union Bank (incorporated by reference to Exhibit 4.10 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998).


               4.10 Pledge Agreement among the Company, Goldman, Sachs & Co. and First Union National Bank (incorporated by reference to Exhibit 4.11 of the Company' Quarterly Report on Form 10-Q for the quarter ended June 30, 1998).


              4.11**        AmerUs Life Holdings,  Inc. Executive Stock
                            Purchase Plan


               5.1*         Opinion of Joseph K.  Haggerty,  Esq.,  Senior
                            Vice President  and  General   Counsel  of  the
                            Company, regarding the legality of the securities being registered hereunder.


              23.1* Consent of Joseph K. Haggerty, Esq., Senior Vice President and General Counsel of the Company (included in the Opinion filed as Exhibit 5.1).


              23.2*         Consent of KPMG Peat Marwick LLP.


              24.1** Power of Attorney (set forth on the signature page of this Registration Statement).


*    Previously filed.
**  Filed herewith.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Des Moines, State of Iowa, on this 16th day of February, 1999.


                                            AMERUS LIFE HOLDINGS, INC.


                                            By:    /s/ Roger K. Brooks
                                                   -------------------
                                                   Roger K. Brooks
                                                   Chairman, President and Chief
                                                   Executive Officer

          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of AmerUs Life Holdings, Inc. hereby constitutes and appoints Michael G. Fraizer and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign one or more amendments to this Registration Statement on Form S-8 under the Securities Act, including post-effective amendments, and other related documents, and to file the same with the Securities and Exchange Commission under said Act, hereby granting power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

          Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the date(s) indicated:

                 SIGNATURE                                 CAPACITY                            DATE

                    *                              Chairman, President and Chief
      -------------------------------              Executive Officer (Principal
      Roger K. Brooks                              Executive Officer) and a Director        2/16/99




                    *                              Senior Vice President and Chief
     -------------------------------               Financial Officer (Principal Financial
     Michael  G. Fraizer                           Officer)                                 2/16/99




                    *
      ------------------------------
     John R. Albers                                Director                                 2/16/99




                    *
      -------------------------------
      Malcolm Candlish                             Director                                 2/16/99




                    *
      -------------------------------
      Maureen M. Culhane                           Director                                 2/16/99





                    *
      -------------------------------
      Sam C. Kalainov                              Director                                 2/16/99




                    *
      -------------------------------
      Ralph W.Laster, Jr.                          Director                                 2/16/99



                    *
      -------------------------------
      John W. Norris, Jr.                          Director                                 2/16/99





                    *
      -------------------------------
      Jack C. Pester                               Director                                 2/16/99




                    *
      -------------------------------
     John A. Wing                                  Director                                 2/16/99


*  By: /s/ Michael G. Fraizer
       ----------------------
         Michael G. Fraizer
         Attorney-in-Fact

                                  EXHIBIT INDEX




         EXHIBIT NO.                    DESCRIPTION


             4.1               Amended and Restated Articles of
                               Incorporation (incorporated by referenced from Exhibit 3.5 to the
                               Company's Registration Statement on Form S-1 (No. 333-12239)).


             4.2 Bylaws (incorporated by reference from Exhibit 3.2 to the Company's Registration Statement on Form S-1 (No. 333-12239)).


             4.3 Subordinated Indenture by and between the Company and First Union National Bank, as Indenture Trustee (incorporated by reference to Exhibit 4.15 of the Company's Quarterly Report on Form 10-Q for the quarter ended June
                               30, 1998).


             4.4 Certificate of Trust of AmerUs Capital II (incorporated by reference to Exhibit 4.4 of the Company's Registration Statement on Form S-3 (No. 333-50249)).



             4.5 Amended and Restated Declaration of Trust of AmerUs Capital Trust II (incorporated herein by reference to Exhibit 4.5 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998).


             4.6               Common Trust Securities
                               Guarantee Agreement by the
                               Company (incorporated by
                               reference to Exhibit 4.17 of
                               the Company's Quarterly
                               Report on Form 10-Q for the
                               quarter ended June 30, 1998).



             4.7               QUIPS Guarantee Agreement by the
                               Company (incorporated Herein by reference to Exhibit 4.8 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998).


             4.8               Master Unit Agreement  between the

         EXHIBITS                        DESCRIPTION


                           Company and First Union   National   Bank
                           (incorporated   herein  by reference to Exhibit
                           4.9 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998).


            4.9            Call Option Agreement between Goldman,
                           Sachs & Co. and First Union Bank
                           (incorporated by reference to Exhibit 4.10 of the Company's Quarterly Report on Form
                           10-Q for the quarter ended
                           June 30, 1998).


            4.10           Pledge Agreement among the Company,
                           Goldman,  Sachs & Co. and First Union
                           National Bank (incorporated by reference to Exhibit 4.11 of the Company's Quarterly Report on Form 10-Q for the quarter ended
                           June 30, 1998).


           4.11**          AmerUs Life Holdings,  Inc. Executive Stock
                           Purchase Plan



            5.1*           Opinion of Joseph K.  Haggerty,  Esq.,  Senior
                           Vice President  and  General   Counsel  of  the
                           Company, regarding the legality of the securities being registered hereunder.


           23.1* Consent of Joseph K. Haggerty, Esq., Senior Vice President and General Counsel of the Company (included in the Opinion filed as Exhibit 5.1).


           23.2*           Consent of KPMG Peat Marwick LLP.


           24.1** Power of Attorney (set forth on the signature page of this Registration Statement).



*   Previously filed.
**  Filed herewith.